UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2025 (June 5, 2025)

ENERGY RECOVERY, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34112	01-0616867
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1717 Doolittle Drive, San Leandro, California 94577
(Address of Principal Executive Offices) (Zip Code)

(510) 483-7370
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ERII	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

Energy Recovery, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) on June 5, 2025, to (i) elect six (6) members of its Board of Directors (the “Board”), (ii) approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers for 2024, and (iii) ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025.
As of April 7, 2025, the record date for the Annual Meeting, there were 54,756,113 shares of common stock outstanding and entitled to vote. At the Annual Meeting, 46,079,523 shares of common stock, or approximately 84.2% of the shares outstanding as of the record date, were represented in person or by proxy, constituting a quorum.

The final results for the proposals voted on at the Annual Meeting are set forth below:

Proposal 1 – Election of Directors

The stockholders elected six (6) Directors of the Board to serve for a one-year term until the Company’s 2026 Annual Meeting of Stockholders or a respective successor is elected and qualified or until the director’s earlier death, resignation, or removal. The following table shows the results of the stockholders’ vote:

Nominee for Director	Votes For (% of Voted)	Votes Withheld (% of Voted)	Broker Non-Votes
Alexander J. Buehler	38,915,269 (95.5%)	1,815,804 (4.5%)	5,348,450
Joan K. Chow	38,736,964 (95.1%)	1,994,109 (4.9%)	5,348,450
Arve Hanstveit	35,216,603 (86.5%)	5,514,470 (13.5%)	5,348,450
David W. Moon	40,251,043 (98.8%)	480,030 (1.2%)	5,348,450
Colin R. Sabol	39,335,082 (96.6%)	1,395,991 (3.4%)	5,348,450
Pamela L. Tondreau	38,270,034 (94.0%)	2,461,039 (6.0%)	5,348,450

Proposal 2 – Non-Binding Advisory Vote on Executive Compensation.

This proposal was approved. The following table shows the results of the stockholders’ vote:

Votes For (% of Voted)	Votes Against (% of Voted)	Abstentions (% of Voted)	Broker Non-Votes
35,066,546 (86.1%)	4,571,750 (11.2%)	1,092,777 (2.7%)	5,348,450

Proposal 3 – Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025.

This proposal was approved. The following table shows the results of the stockholders’ vote:

Votes For (% of Voted)	Votes Against (% of Voted)	Abstentions (% of Voted)
45,513,502 (98.8%)	80,374 (0.2%)	485,647 (1.1%)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy Recovery, Inc.

Date:	June 11, 2025	By:	/s/ William Yeung
William Yeung
Chief Legal Officer